SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 13, 2003
                                -----------------
                                (Date of report)


                             PROTOSOURCE CORPORATION
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                   33-86242                    77-0190772
         ----------                   --------                    ----------
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)


                          2300 Tulare Street, Suite 210
                            Fresno, California 93721
                            ------------------------
                    (Address of Principal Executive Offices)


                                 (559)-490-8600
                                 --------------
              (Registrant's telephone number, including area code)



                -------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. Acquisition or Disposition of Assets

     On February 13, 2003, Protosource Corporation, a California corporation ("Protosource" or the "Company") announced an agreement and plan of merger to acquire all of the outstanding capital stock of P2i Newpaper, Inc., a Delaware corporation ("P2i Newspaper") and a wholly owned subsidiary of P2i, Inc., a Pennsylvania corporation ("P2i"), in exchange for the issuance of up to 19,383,531 shares of Protosource common stock (the "Agreement"). The 19,383,531 shares will be reduced by the number of shares equal to the total fees incurred to audit the financial statements of P2i or P2i Newspaper, divided by $0.50 (the "Adjusted Shares"). The P2i Newspaper shareholders shall receive 10 shares of Protosource common stock for each $1.00 of gross income (as defined in the Agreement) earned by P2i Newspaper during calendar years 2003-2005, calculated quarterly, up to the total number of Adjusted Shares. The Adjusted Shares shall be subject to a three-year lock-up, which may be released upon the stock price and volume reaching established thresholds. The closing of this Agreement is subject to approval by the shareholders of Protosource and P2i Newspaper, and other customary terms and conditions.

     After the acquisition, P2i Newspaper will become a wholly owned subsidiary of the Company. P2i Newspaper is a leader in the conversion of previously created print advertising into interactive web products for newspaper, magazine and mail order/retail catalog advertising. Clients include newspapers from the Gannett, Tribune and McClatchy Newspaper groups, and the retailers Avon, Nordstrom and Neiman Marcus. The company is headquartered in Bethlehem, PA, has offices in New York and London, and a data conversion facility in Kuala Lumpur, Malaysia. Upon closing of the transaction, Protosource will appoint Thomas Butera, President of P2i, as a director of Protosource, and Mr. Butera, together with Peter Wardle, President of Protosource, shall have the right to appoint three members to the board of directors of Protosource.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

          Financial Statements of Business Acquired to be filed by amendment.

     (b)  Pro Forma Financial Information.

          Pro Forma Financial Information to be filed by amendment.

     (c)  Exhibits

          Number   Description
          ------   -----------

          10.1 Form of Agreement and Plan of Merger, dated as of February 13, 2003, by and among Protosouce Corporation, Protosource Acquisition LLC, P2i, Inc. and P2i Newspaper, Inc.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                            PROTOSOURCE CORPORATION
                                            -----------------------
                                            (Registrant)


Date:  February 24, 2003                    /s/Peter Wardle
                                            ---------------
                                            Peter Wardle,
                                            Chief Executive Officer